UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. Entry into a Material Definitive Agreement.

Financing Agreement Amendment

On May 12, 2020, ALJ Regional Holdings, Inc. (the “Company”) entered into the Ninth Amendment (the “Ninth Amendment”) to the Financing Agreement, dated as of August 14, 2015 (as amended and restated from time to time, the “Financing Agreement”), by and among the Company, Faneuil, Inc., Floors-N-More, LLC, Phoenix Color Corp., each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto (the “Lenders”), Cerberus Business Finance, LLC, as collateral agent for the Lenders (the “Collateral Agent”), and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”). The Ninth Amendment was entered into by the Company to amend certain terms and covenants, including:

(i) Increasing the Applicable Margin with respect to the interest rate on amounts outstanding under the Revolving Loan Facility by 275 basis points;

(ii) Eliminating the quarterly principal repayment obligations for the quarters ending June 30, 2020 and September 30, 2020 and amending the quarterly principal repayment obligation for the quarter ending December 31, 2020 to $2.05 million;

(iii) Excluding amounts outstanding under the Term B Loan and Term C Loan from the leverage ratio calculation and adjusting the leverage ratio threshold to (i) 7.25:1.00 for the fiscal quarter ending March 31, 2020, (ii) 7.45:1.00 for the fiscal quarter ending June 30, 2020, (iii) 6.85:1.00 for the fiscal quarter ending September 30, 2020, (iv) 5.75:1.00 for the fiscal quarter ending December 31, 2020, (v) 5.00:1.00 for the fiscal quarter ending March 31, 2021, (vi) 4.00:1.00 for the fiscal quarter ending June 30, 2021, (v) 3.75:1.00 for the fiscal quarter ending September 30, 2021, and (vi) 3.50:1.00 for each fiscal quarter beginning with the fiscal quarter ending December 31, 2021 and for each fiscal quarter thereafter; and

(iv) Adjusting the fixed charge coverage ratio threshold to (i) 0.65:1.00 for the fiscal quarter ending March 31, 2020, (ii) 0.63:1.00 for the fiscal quarter ending June 30, 2020, (iii) 0.61:1.00 for the fiscal quarter ending September 30, 2020, (iv) 0.70:1.00 for the fiscal quarter ending December 31, 2020, (v) 0.75:1.00 for the fiscal quarter ending March 31, 2021, (vi) 0.82:1.00 for the fiscal quarter ending June 30, 2021, (v) 0.81:1.00 for the fiscal quarter ending September 30, 2021, and (vi) 1.00:1.00 for each fiscal quarter beginning with the fiscal quarter ending December 31, 2021 and for each fiscal quarter thereafter.

The foregoing description of the Ninth Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Ninth Amendment, which is filed as Exhibit 10.1 hereto, the Eighth Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Securities and Exchange Commission (the “Commission”) on March 26, 2020, the Seventh Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on February 14, 2020, the Sixth Amendment to the Financing Agreement (the “Sixth Amendment”), which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on December 23, 2019, the Fifth Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on August 1, 2019, the Fourth Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on November 30, 2018, the Third Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on October 2, 2017, the Second Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on May 30, 2017, the First Amendment to the Financing Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Commission on July 20, 2016, and the Financing Agreement, which was filed as an exhibit to the Company’s Registration Statement on Form 10-12B/A, previously filed with the Commission on March 28, 2016.

Junior Participation Agreements

On May 12, 2020, in connection with, and as a condition to, the Ninth Amendment, certain stockholders of the Company (the “Junior Participants”), including Mr. Ravich, the Chief Executive Officer of the Company, the Lenders and Collateral Agent entered into or amended certain Junior Participation Agreements (collectively, the “Junior Participation Agreements”) pursuant to which the Junior Participants would acquire junior participation interests in the Term C Loans in an aggregate amount of $5.6 million on May 12, 2020 (the “Term C Junior Participation Interests”) and Mr. Ravich agreed to acquire additional junior participation interests in the Term B Loans in an aggregate amount of (i) $2.50 million on December 31, 2020 and (ii) $2.50 million on March 31, 2021 (the “Term B Junior Participation Interests” and together with the Term C Junior Participation

Interests, the “Junior Participation Interests”). In consideration of the Junior Participants entering into the Junior Participation Agreement, the Company’s Audit Committee reviewed, approved and agreed that so long as a Junior Participant holds Term C Junior Participation Interests, such Junior Participant is entitled to convert, at his option and subject to certain conditions, such Term C Junior Participation Interests into shares of the Company’s common stock, at a conversion price equal to 120% of the trailing ten business day closing price of the Company’s common stock on May 12, 2020 or the six month anniversary thereof, whichever is lower. The Junior Participation Interests, as of the Ninth Amendment, were junior and subordinate to, the Lenders under the Financing Agreement in all respects, had no quarterly payments, and (a) in the case of the Term B Junior Participation Interests, accrued interest under the Financing Agreement in kind at the same rate per annum as other loans under the Financing Agreement plus 4.00% per annum, payable on the maturity date, and (b) in the case of the Term C Junior Participation Interests, accrued interest under the Financing Agreement in kind at the same rate per annum as other loans under the Financing Agreement, payable on the maturity date.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Ninth Amendment is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

Exhibit 10.1

Ninth Amendment to Financing Agreement, dated as of May 12, 2020, by and among the Company, Faneuil, Carpets, Phoenix, each subsidiary of the Company listed as a “Guarantor” on the signature pages thereto, the lenders from time to time party thereto, the Collateral Agent, and the Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

May 13, 2020	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)